THE UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-S8)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-106093              75-2006294
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)

8400 Normandale Bake Blvd.
Suite 250
Minneapolis, Minnesota                                    55437
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

               On September 29, 2004, Residential Funding Mortgage Securities I, Inc. caused the issuance and sale of the Mortgage Pass-Through Certificates Series 2004-S8, pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as Trustee.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

               10.1 Series Supplement, dated as of September 1, 2004, to the Standard Terms of Pooling and Servicing Agreement, dated as of June 1, 2004, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I,
                                 INC.

                                 By:    /s/ Joe Orning
                                 Name:  Joe Orning
                                 Title: Vice President


Dated: October 14, 2004



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                                     EXHIBIT